Exhibit 99.1

McGladrey & Pullen
Certified Public Accountants


January 30, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Chadmoore Wireless Group, Inc., which we understand has been filed with the Commission, pursuant to Item 4.02(b) of Form 8-K, as part of the Company's Form 8-K report dated January 27, 2006. We agree with the statements regarding the references to independent accountants in such Form 8-K under Item 4.02(b).

Very truly yours,


/s/ McGladrey & Pullen LLP
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